COMSTOCK FUNDS, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                               FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                             EMAIL: INFO@GABELLI.COM
                      (Net Asset Value available daily by
                      calling 800-GABELLI after 6:00 p.m.)

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                                   QUESTIONS?
               Call 800-GABELLI or your investment representative.

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                               TABLE OF CONTENTS

INVESTMENT, PERFORMANCE, AND RISK INFORMATION .............................    2

MANAGEMENT OF THE FUNDS ...................................................   13

CLASSES OF SHARES .........................................................   14

PURCHASE OF SHARES ........................................................   20

REDEMPTION OF SHARES ......................................................   23

EXCHANGE OF SHARES ........................................................   24

PRICING OF FUND SHARES ....................................................   25

DIVIDENDS AND DISTRIBUTIONS ...............................................   26

TAX INFORMATION ...........................................................   26

MAILINGS TO SHAREHOLDERS ..................................................   27

FINANCIAL HIGHLIGHTS ......................................................   27

COMSTOCK
FUNDS,
INC.

COMSTOCK STRATEGY FUND

COMSTOCK CAPITAL VALUE FUND

PROSPECTUS

AUGUST 28, 2006

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                 INVESTMENT, PERFORMANCE, AND RISK INFORMATION

Comstock Funds, Inc. (the "Company") currently consists of the following two separate investment portfolios (each a "Fund," and collectively the "Funds"):
      o     Comstock Strategy Fund (the "Strategy Fund")

      o     Comstock Capital Value Fund (the "Capital Value Fund")

Each Fund is advised by Gabelli Funds, LLC (the "Adviser"). Neither Fund may change its investment objective without shareholder approval.

                             COMSTOCK STRATEGY FUND

INVESTMENT OBJECTIVE:

The Fund seeks to maximize total return, consisting of capital appreciation and current income, over the long term investment horizon by investing primarily in a portfolio of debt securities.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its assets in debt securities. The Fund may also invest in a wide range of asset classes, including domestic and foreign equity securities and derivatives. For each asset class, the Adviser uses a broad approach to investing by examining the overall economic picture, the characteristics of individual securities, and historical market information.

The Adviser seeks to emphasize investments in debt securities which maximize total return in light of: (1) the credit risk, (2) the interest rate risk, and
(3) the risk associated with the length of maturity of the debt instrument. The Adviser considers whether particular debt securities contain "call" provisions or are otherwise subject to prepayment of principal. The Adviser also considers the market's perception of the issuer's creditworthiness and how that may affect the market value of the issuer's debt securities. Additionally, the Adviser considers the maturity of particular debt securities in light of anticipated interest rate movements.

The Fund won't necessarily invest in securities with the highest current yield permitted by the Fund's investment policies if the Adviser believes that the differences in yield and the potential for capital gain aren't enough to justify the greater risks. The Adviser believes that its strategies tend to minimize credit and reinvestment risks.

As of the date of this prospectus, the portfolio managers view the U.S. equity markets as highly overvalued by most traditional measurements and have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts, together with its investments in fixed-income securities. The Fund is flexibly managed, however, and the Adviser may, without notice, change the Fund's asset positioning quickly and decisively.

The Fund may invest in a wide range of debt securities. These include corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest a substantial portion of its assets in foreign debt securities. The Fund may also invest in debt securities convertible into shares of common stock. These debt securities may have fixed, floating, or variable rates of interest.

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The Fund may invest up to 25% of its total assets in high yield debt  securities
(commonly referred to as "junk bonds"). These securities may be rated as low as "C" at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, will be determined by the Adviser to be of comparable quality. If a debt security falls below the minimum rating, the Adviser will decide whether or not to dispose of the security.

There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may invest in high quality money market instruments and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

To enhance total return, the Fund may invest up to 35% of its total assets in equity securities of domestic and foreign issuers. These equity securities may take the form of common and preferred stock (including convertible preferred stock), depository receipts, equity interests in trusts, partnerships, joint ventures, and similar enterprises, and equity warrants and other rights and may include puts and the purchase and sale of futures contracts, which positions tend to increase in value as the particular security or the equity markets decline. There is no restriction on the market capitalization of the Fund's equity securities.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase options on securities and securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund's net exposure under all permitted types of derivatives transactions, when used for speculative purposes, is limited to 15% of its total assets. The Fund's compliance with this limitation is calculated only at the time any new position is added, with the result that this limitation may be exceeded if derivatives positions held by the Fund appreciate.

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.

PRINCIPAL RISKS:

While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers' expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.

Two of the main risks of the Fund are credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. Accordingly, assuming that there is no change in the creditworthiness of the issuer, the degree of the change in market value of debt securities will depend primarily on changes in prevailing interest rates and the length of the maturity of the debt security. During periods of falling interest rates, the Fund's total return may be

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subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets, or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.

The Fund also is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent that the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies and industries selected for the Fund's portfolio.

The Fund is classified as "non-diversified." It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to problems affecting the issuers of the securities it holds.

Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. Foreign issuers may be affected by political, social, and economic instability. Some foreign securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.

High yield securities, which are rated "Ba" or lower by Moody's or "BB" or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, and short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return and prevent the Fund from achieving its investment objective as these securities earn only limited returns.

Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund's original investment in derivatives.

If the interest rates on floating and variable rate securities fall, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

PORTFOLIO HOLDINGS:

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

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4

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PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Strategy Fund by showing changes in the Fund's Class A Shares performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

           COMSTOCK STRATEGY FUND (FOR THE PERIODS ENDED DECEMBER 31)*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-1.26% -15.18% -7.54% -19.33%  1.43%   9.59%  14.82%  -17.93%  -12.85%  -10.30%
--------------------------------------------------------------------------------
 1996   1997    1998    1999    2000   2001   2002     2003      2004    2005

The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for Class A Shares for a calendar quarter was 22.26% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was (13.64)% (quarter ended December 31, 1998).

-----------------
*     Year to date total return for the six months ended June 30, 2006 (4.29)%.

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
AVERAGE ANNUAL TOTAL RETURNS*                             PAST            PAST          PAST TEN
(FOR THE PERIODS ENDED DECEMBER 31, 2005)               ONE YEAR        FIVE YEARS        YEARS
-----------------------------------------               --------        ----------      --------
Class A Shares
    Return Before Taxes .........................        (14.34)%         (5.07)%         (6.92)%
    Return After Taxes on Distributions .........        (14.85)%         (5.89)%         (8.30)%
    Return After Taxes on Distributions
      and Sale of Fund Shares ...................         (9.31)%         (4.63)%         (6.01)%
Class C Shares**
    Return Before Taxes .........................        (11.20)%         (4.89)%         (7.15)%
S&P(R) 500 Composite Stock Price Index+ .........          4.91%           0.54%           9.07%
Lehman Brothers Government/Corporate Bond Index++          2.37%           6.11%           6.17%
Blended Index (containing 65% Lehman Brothers
Govt./Corp. Bond Index and 35% S&P 500 Composite
    Stock Price Index) ..........................          4.02%           2.49%           8.06%

-------------
 * The performance for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales charge. The Fund no longer offers Class O Shares, except in connection with the reinvestment of dividends on outstanding Class O Shares.

**    Class C Shares were introduced on August 1, 1995.

 + The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses, or taxes.

++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged broad-based index comprised of U.S. Government Agency and Treasury securities and investment grade corporate debt. The index figures do not reflect any deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                       CLASS A SHARES  CLASS C SHARES
                                                                                       --------------  --------------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)                                                       4.50%(1)           0%
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(2)                                                   1.00%(3)        1.00%(4)

REDEMPTION FEES (As a percentage of amount redeemed for shares held 7 days or less
  payable to the Fund):                                                                     2.00%           2.00%

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6

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The costs of operating the Fund are deducted from the Fund's assets, which means that Fund shareholders pay them indirectly.

                                                                                    CLASS A   CLASS C
                                                                                    -------   -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees                                                                      0.85%     0.85%
Service and Distribution (Rule 12b-1) Fees(5)                                        0.25%     1.00%
Other Expenses                                                                       1.53%     1.53%
                                                                                     -----     -----

Total Annual Fund Operating Expenses                                                 2.63%     3.38%
                                                                                     =====     =====

----------
(1)   The sales charge declines as the amount invested increases.

(2) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.

(3) 1% applicable only to purchases in excess of $1 million without a sales charge that are redeemed within one year of purchase.

(4) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown,
(2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR    3 YEARS      5 YEARS    10 YEARS
                                ------    -------      -------    --------

CLASS A SHARES
   - assuming redemption......   $704      $1,231       $1,782     $3,280
   - assuming no redemption...   $704      $1,231       $1,782     $3,280

CLASS C SHARES
   - assuming redemption......   $441      $1,039       $1,760     $3,667
   - assuming no redemption...   $341      $1,039       $1,760     $3,667


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                           COMSTOCK CAPITAL VALUE FUND

INVESTMENT OBJECTIVE:

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund follows a value oriented strategy. The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments, and derivatives. The Fund is classified as a diversified portfolio. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund's assets and is not required to maintain any minimum portion of the Fund's assets in any particular asset class. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. For each asset class, the Adviser uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities, historical market information, and technical analysis to determine securities which it believes are overvalued or undervalued. The Fund may use either long or short positions in pursuit of its objective.The Fund's investment performance will depend in large part on the asset allocation selected by the portfolio managers.

As of the date of this prospectus, the portfolio managers view the U.S. equity markets as highly overvalued by most traditional measurements and have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts and short sales, together with its investments in short-term fixed income securities. The Fund is flexibly managed, however, and the Adviser may, without notice, change the Fund's asset positioning quickly and decisively.

The Fund may invest in a wide range of securities. Equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), warrants and depository receipts. There is no restriction on the market capitalization of the Fund's equity securities. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers. The Fund may also invest in debt securities convertible into shares of common stock. The Fund's debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in debt securities with no minimum rating assigned by Moody's or S&P. However, the Fund intends to invest less than 35% of its assets in debt securities rated at the time of purchase "Ba" or lower by Moody's or "BB" or lower by S&P (commonly referred to as "junk bonds").

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

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8

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There is no  restriction  on the  maturity  of the  Fund's  portfolio  or on any individual debt security in the Fund's portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all the Fund's short sales may not exceed 50% of the value of the Fund's net assets. In addition, the Fund's short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund's net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund's net assets. The Fund's compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund's net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund's compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivatives positions held by the Fund appreciate.

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.

PRINCIPAL RISKS:

While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers' expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.

The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies and industries selected for the Fund's portfolio.

To the extent the Fund's assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than

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                                                                               9

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shorter term debt  securities.  During periods of falling  interest  rates,  the
Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.

Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. Foreign issuers may be affected by political, social, and economic instability. Some foreign securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.

High yield securities, which are rated "Ba" or lower by Moody's or "BB" or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the price of a security sold "short" by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the "shorted" security increases between these two dates, the Fund will incur a loss.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, and short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return and prevent the Fund from achieving its investment objective as these securities earn only limited returns.

Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund's original investment in derivatives.

If the interest rates on floating or variable rate securities fall, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

PORTFOLIO HOLDINGS:

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.


--------------------------------------------------------------------------------

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PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Capital Value Fund by showing changes in the Fund's Class A Shares performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

       COMSTOCK CAPITAL VALUE FUND* (FOR THE PERIODS ENDED DECEMBER 31)**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-5.67%  -27.26%  -22.10% -27.40%  9.05%  21.41%  35.93% -30.43% -13.46% -11.00%
--------------------------------------------------------------------------------
 1996    1997     1998    1999    2000    2001    2002    2003    2004   2005

The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for Class A Shares for a calendar quarter was 29.00% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was (23.71)% (quarter ended December 31, 1998).

----------
 * On July 25, 1996, the Fund became the successor to the Dreyfus Capital Value Fund. Performance prior to this date reflects the performance of the Dreyfus Capital Value Fund.

**    Year to date total return for the six months ended June 30, 2006 (1.21)%.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*                   PAST           PAST         PAST TEN
(FOR THE PERIODS ENDED DECEMBER 31, 2005)     ONE YEAR       FIVE YEARS      YEARS
-----------------------------------------     --------       ----------     --------
Class A Shares
   Return Before Taxes....................     (15.03)%        (3.32)%        (9.82)%
   Return After Taxes on Distributions....     (15.59)%        (3.83)%       (21.09)%
   Return After Taxes on Distributions
      and Sale of Fund Shares.............      (9.77)%        (3.05)%       (15.43)%
Class B Shares**
   Return Before Taxes....................     (11.86)%        (3.26)%       (10.10)%
Class C Shares***
   Return Before Taxes....................     (11.96)%        (3.18)%       (10.03)%
Class R Shares****
   Return Before Taxes....................     (11.18)%        (2.39)%        (9.19)%
S&P(R) 500 Composite Stock Price Index+...        4.91%          0.54%          9.07%

----------
  * The performance for Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales charge. On July 25, 1996, the Fund became the successor to the Dreyfus Capital Value Fund. Performance prior to this date reflects the performance of the Dreyfus Capital Value Fund.

 **   Class B Shares were introduced on January 15, 1993.

***   Class C Shares were  introduced  on August 22,  1995.

****  Class R Shares were introduced on August 22, 1995.

  + The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                               CLASS A SHARES    CLASS B SHARES   CLASS C SHARES   CLASS R SHARES
                                                               --------------    --------------   --------------   --------------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price)                              4.50%(1)             0%                0%             0%
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(2))                         1.00%(3)          4.00%(4)          1.00%(4)          0%

REDEMPTION FEES (As a percentage of amount redeemed
   for shares held 7 days or less payable to the Fund):             2.00%             2.00%             2.00%          2.00%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The costs of operating the Fund are deducted from the Fund's assets, which means that Fund shareholders pay them indirectly.


                                                      Class A     Class B     Class C     Class R
                                                      -------     -------     -------     -------
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees                                         1.00%       1.00%       1.00%       1.00%
Service and Distribution (Rule 12b-1) Fees              0.25%(5)    1.00%(5)    1.00%(5)    None
Other Expenses                                          0.95%       0.96%       0.95%       0.95%
                                                        ----        ----        ----        ----
Total Annual Fund Operating Expenses                    2.20%       2.96%       2.95%       1.95%
                                                        ====        ====        ====        ====

---------------
(1)   The sales charge declines as the amount invested increases.

(2) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares.

(3) 1% applicable only to purchases in excess of $1 million without a sales charge that are redeemed within one year of purchase.

(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


EXPENSE EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown,
(2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                         ------   -------    -------    --------


CLASS A SHARES
    - assuming redemption............     $663     $1,107     $1,577     $2,870
    - assuming no redemption.........     $663     $1,107     $1,577     $2,870

CLASS B SHARES
    - assuming redemption............     $699     $1,215     $1,757     $2,939
    - assuming no redemption.........     $299       $915     $1,557     $2,939

CLASS C SHARES
    - assuming redemption............     $398       $913     $1,552     $3,271
    - assuming no redemption.........     $298       $913     $1,552     $3,271

CLASS R SHARES
    - assuming redemption............     $198       $612     $1,052     $2,275
    - assuming no redemption.........     $198       $612     $1,052     $2,275


                             MANAGEMENT OF THE FUNDS


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, NY 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the general supervision of the Company's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc. a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended April 30, 2006, the Adviser is entitled to an advisory fee computed daily and payable monthly, at the annual rates set forth below:

   FUND
Strategy Fund .........................   0.85%
Capital Value Fund ....................   1.00%

A discussion regarding the basis for the Board of Directors approving the investment advisory agreements will be available in the Funds' semi-annual report for the period ended October 31, 2006.

PORTFOLIO MANAGERS. The portfolio managers for the Funds are Charles L. Minter and Martin Weiner. Mr. Minter and Mr. Weiner are jointly responsible for the day to day management of each of the Funds.


Mr. Minter is currently a Director of the Company. Mr. Minter has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Minter was Chairman and Chief Executive Officer of Comstock Partners, Inc. ("Comstock Partners"), the Funds' previous investment adviser. Mr. Minter was one of the founders of Comstock Partners which was formed in 1986. Prior to forming Comstock Partners, Mr. Minter worked for Merrill Lynch from 1966 to 1986, serving as Vice President Institutional Sales from 1976 to 1986. Mr. Minter was involved (with his prior partners) in the management of the Strategy Fund since its inception and the Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987. Mr. Minter has an M.B.A. degree with distinction from New York University's Graduate School of Business and a B.S. degree from Florida State University.

Mr. Weiner has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Weiner, a Chartered Financial Analyst, was employed by Comstock Partners. Mr. Weiner has been Co-Portfolio Manager since 1999. He joined Comstock Partners in 1995 as a research analyst and became its President in 1999. He began his career as a financial analyst at the Securities and Exchange Commission ("SEC") in 1959. From 1966 to 1969, he was Equity Analyst and Division Chief at the Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. degree in Finance from Columbia University's Graduate School of Business and a B.A. in Economics from Brooklyn College.

The Funds' SAI provides additional information about the portfolio managers' compensation and their ownership of securities in the Funds. They do not manage any other accounts.

                                CLASSES OF SHARES


SALES CHARGES, ANNUAL FEES, AND CHOOSING A SHARE CLASS

The Strategy Fund offers two options for purchasing shares: Class A Shares and Class C Shares. The Capital Value Fund offers four options for purchasing shares: Class A Shares, Class B Shares, Class C Shares, and Class R Shares. Class B Shares are not currently available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds.


ABOUT SALES CHARGES


Class A Shares, Class B Shares, and Class C Shares each carry their own sales charges. There are also ongoing charges that all investors pay as long as they own their shares. Class A Shares have an initial sales charge which is deducted directly from the money you invest. Class B Shares have a contingent deferred sales charge ("CDSC") which is deducted directly from your account when you sell your shares. You don't pay any sales charge when you buy Class B Shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C Shares also have a CDSC that you may



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

have to pay if you sell your shares within one year of buying them. Class R Shares have no sales charges but are only available to a limited group of investors.

SERVICE AND DISTRIBUTION FEES


Service and distribution fees are ongoing charges that investors pay as long as they own their shares. The Funds have adopted Rule 12b-1 service and distribution plans for Class A, Class B, and Class C Shares, as applicable, under which each Fund pays annual fees for distribution of the Fund's shares and shareholder services at the following rates:


      o 0.25% of the average daily net assets attributed to Class A Shares (as a distribution and service fee)

      o 1.00% of the average daily net assets attributed to Class B Shares (0.75% for distribution fees; 0.25% for service fees)

      o 1.00% of the average daily net assets attributed to Class C Shares (0.75% for distribution fees; 0.25% for service fees)


These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares and the servicing of accounts. Payments are not tied to actual expenses incurred. There are no service or distribution fees for Class R Shares.

In selecting a class of shares in which to invest,  you should  consider:

      o     the length of time you plan to hold the shares;

      o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value;

      o whether you qualify for a reduction or waiver of the Class A sales charge;

      o that Class B Shares convert to Class A Shares six years after purchase; and

      o     new investments in Class B Shares are no longer available.


The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describes information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers of the various classes of the Funds' Shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").

CLASS A SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)


The initial sales charge is deducted directly from the money you invest. As the table that follows shows, the charge is lower the more you invest. The public offering price of Class A Shares is the net asset value plus the initial sales charge. The applicable Fund receives the net asset value.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following chart shows the sales charges imposed on Class A Shares at the time of purchase for both the Strategy Fund and the Capital Value Fund:


                                                              TOTAL SALES CHARGE (CLASS A SHARES)
                                                     ------------------------------------------------------
                                                                                              REALLOWANCE
                                                      AS % OF THE         AS % OF                 TO
AMOUNT OF INVESTMENT                                 OFFERING PRICE*   AMOUNT INVESTED***    BROKER-DEALERS
--------------------                                 ---------------   ------------------    --------------
Less than $50,000..............................           4.50%              4.71%                4.25%
$50,000 to less than $100,000..................           4.00%              4.17%                3.75%
$100,000 to less than $250,000.................           3.00%              3.09%                2.75%
$250,000 to less than $500,000.................           2.50%              2.56%                2.25%
$500,000 to less than $1 million...............           2.00%              2.04%                1.75%
$1,000,000 or more.............................           0.00%**            0.00%                1.00%

------------


*     Includes front-end sales load.

**    Subject to a 1% CDSC for one year after purchase.

***   Rounded to the nearest one-hundredth percent.

There is no sales charge for investments in Class A Shares of $1 million or more, except that you will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A Shares without a sales load and you redeem within one year after purchase. No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution. Gabelli & Company, Inc., the Funds' distributor (the "Distributor") may pay a dealer concession of up to 1% on investments made with no initial sales charge. The fee may be waived if no dealer concession is paid.

BREAKPOINTS OR VOLUME DISCOUNTS

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.


VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A, Class B and Class C Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts.The Funds use the current net asset value of these holdings when combining them with your new and existing investments.

LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value per share. For more information on the Letter, call your broker.


REQUIRED SHAREHOLDER INFORMATION AND RECORDS

In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account.You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

      o     all of your accounts at the Fund or a broker;

      o     any account of yours at another broker; and

      o accounts of related parties of yours, such as members of your immediate family (spouse and children under 21), at any broker.

You should therefore keep copies of these types of records.

INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) employees of Gabelli & Company, Inc. and its affiliates, BFDS, State Street Bank and Trust Company ("State Street"), PFPC Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GAMCO Investors, Inc., GAMCO Asset Management Inc., its officers, directors, trustees, general partners, employees and directors of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's Distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act") which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor; (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent; (13)

--------------------------------------------------------------------------------

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exchange  shares of Comstock  Strategy  Fund Class A and/or  Class O Shares into
Comstock Capital Value Fund Class A Shares; (14) and investments made to achieve a minimum investment balance of $1,000 in an account.

Investors who qualify under any of the categories described above should contact their brokerage firm.

CLASS B SHARES (CAPITAL VALUE FUND ONLY)

Class B Shares are not currently available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO funds.

The deferred sales charge is deducted directly from your investment when you sell your shares. It is a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the CDSC goes down the longer you hold your shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the end of the sixth year after purchase.

        YEAR      CONTINGENT DEFERRED SALES CHARGE
        ----      --------------------------------
         1                     4.00%
         2                     4.00%
         3                     3.00%
         4                     3.00%
         5                     2.00%
         6                     1.00%

We calculate  the CDSC from the month you buy your shares.  We always redeem the
shares  with  the  lowest  CDSC  first.   Shares  acquired  by  reinvestment  of
distributions can be sold without a CDSC.

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gain distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gain distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

      We will waive the CDSC payable upon redemptions of shares for:

      o redemptions and distributions from retirement plans made after the death or disability of a shareholder;

      o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

      o     involuntary redemptions made by the Fund;

      o a distribution from a tax-deferred retirement plan after your retirement; and

      o returns of excess contributions to retirement plans following the shareholder's death or disability.

--------------------------------------------------------------------------------

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CONVERSION FEATURE - CLASS B SHARES:

      o Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the seventy third month following the month in which you acquired such shares.

      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

      o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Funds' Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

CLASS C SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)

The CDSC is deducted directly from your investment when you sell your shares. It is equal to 1% of the original purchase price or the current value of the shares, whichever is lower. You will pay a CDSC when you redeem Class C Shares within approximately twelve months of buying them. We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of a Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class C Shares of a Fund.

Unlike Class B Shares, Class C Shares are never converted to Class A Shares. That means you keep paying the higher distribution and service fees associated with Class C Shares as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

The maximum amount of Class C Shares that are eligible for purchase by an investor is limited to $1 million.

CLASS R SHARES (CAPITAL VALUE FUND ONLY)

Class R Shares have no sales charges and no distribution or service fees, but are only available to certain institutional investors and certain benefit or retirement plans.


--------------------------------------------------------------------------------

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COMPARING SHARE CLASSES

The table below summarizes the sales charges and fees applicable to each class of shares.

------------------------------------------------------------------------------------------------------------------
                                                   CLASS B                                      CLASS R
                            CLASS A             (CAPITAL VALUE              CLASS C          (CAPITAL VALUE
                          (BOTH FUNDS)            FUND ONLY)              (BOTH FUNDS)          FUND ONLY)
------------------------------------------------------------------------------------------------------------------
UPFRONT SALES CHARGE?     Yes. Payable at      No. Entire               No. Entire            No. Entire
                          time of purchase.    purchase price is        purchase price is     purchase price is
                          However, lower       invested in              invested in           invested in
                          sales charges are    shares of the            shares of the         shares of the
                          available for        Fund. However, this      Fund.                 Fund.
                          larger               Class is not
                          investments.         available for new
                                               purchases.
------------------------------------------------------------------------------------------------------------------
CONTINGENT DEFERRED       No, except for       Yes. Payable if          Yes. Payable if       No.
SALES CHARGES?            purchases over $1    you redeem within        you redeem within
                          million that are     six years of             twelve months of
                          redeemed within      purchase (on a           purchase.
                          one year.            descending scale,
                                               depending on how
                                               long you hold
                                               your shares).
------------------------------------------------------------------------------------------------------------------
12b-1 SERVICE AND         0.25%                0.75%                    0.75%                 None.
DISTRIBUTION FEES?        distribution and     distribution fee;        distribution fee;
                          service fee.         0.25% service            0.25% service
                                               fee.                     fee.
------------------------------------------------------------------------------------------------------------------
CONVERSION TO CLASS A     Not applicable.      Yes.                     No.                   No.
SHARES?                                        Automatically after
                                               six years.
------------------------------------------------------------------------------------------------------------------

REDEMPTION FEE

Generally, if you sell or exchange your shares within 7 days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund.


                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Funds' Distributor.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds. Presently, Class B Shares may only be acquired through an exchange of Class B Shares of another Gabelli/GAMCO fund.

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20

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Class R Shares  may only be  purchased  by  institutional  investors  acting for themselves or in a fiduciary, advisory, agency, custodial, or similar capacity for certain benefit plans and retirement plans.

      o BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

            BY MAIL                           BY PERSONAL DELIVERY
            -------                           --------------------
            THE GABELLI FUNDS                 THE GABELLI FUNDS
            P.O. BOX 8308                     C/O BFDS
            BOSTON, MA 02266-8308             30 DAN ROAD
                                              CANTON, MA 02021-2809

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                               RE:THE _______FUND
                              ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                     225 FRANKLIN STREET, BOSTON, MA 02110

            If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell shares at the net asset value per share next determined after the time as of which the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares as described under "Classes of Shares - Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value per share.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH")

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

system. You must have a completed, approved Investment Plan application on file with the Funds' transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of, amounts paid to brokers, dealers, or financial intermediaries as a re-allowance of a portion of the sales commission, the Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans) make cash payments to some, but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as
"revenue sharing", do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Distributor or the applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the National Association of Securities Dealers, Inc. ("NASD"), such as the reimbursement of travel, lodging and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable NASD rules. In certain cases these other payments could be significant.

The Distributor or the applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

--------------------------------------------------------------------------------

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                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares at the net asset value per share next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Class B Shares" or "Classes of Shares - Class C Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value per share.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value per share next determined (less any applicable CDSC) after the time as of which the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of the Funds' shares.

Although the Funds are less susceptible to these activities than many other funds, in order to discourage frequent short-term trading in Fund shares each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on their shares (Comstock Strategy Fund offers Class A and Class C Shares and Comstock Capital Value Fund offers Class A, Class B, Class C and Class R Shares, collectively for the Funds, the "Shares") that are redeemed or exchanged within 7 days or less after the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short-term trading policies and procedures are in place or (v) the shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants who cannot implement redemption fees because of systems limitations, and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These programs include programs utilizing omnibus accounts. The Funds seek to apply these policies uniformly.

The Funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Funds' view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Funds and to limit, delay, or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short-term trading in their shares and monitor purchase and redemption activities to assist in minimizing short-term trading.

--------------------------------------------------------------------------------

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In the event that you wish to redeem shares in a registered account  established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of Shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

INVOLUNTARY REDEMPTION. Either Fund may redeem all shares in your account (other than an IRA) if that Fund's value falls below $1,000.You will be notified in writing if the Funds initiate such action and allowed 45 days to increase the value of your account to at least $1,000. The Distributor will waive any CDSC in connection with an involuntary redemption.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined net asset value per share after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. The Funds or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time.

      In effecting an exchange:

      o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange;

      o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

      o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

      o     you may realize a taxable gain or loss;

      o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and

      o you should be aware that brokers may charge a fee for handling an exchange for you.

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24

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      You may  exchange  shares by  telephone,  by mail,  over the  Internet  or through a registered broker-dealer or other financial intermediary.

      o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).You may not exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

      o     EXCHANGE   THROUGH  THE   INTERNET.   You  may  also  give  exchange
            instructions via the Internet at www.gabelli.com.You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds or any of the other funds may modify or terminate the exchange privilege with respect to such fund at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


Each Fund's net asset value per share is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Each class of each Fund's net asset value per share is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Funds' Board of Directors. Debt securities with remaining maturities of 60 days or less that are not credit impaired are generally valued at their amortized cost. Pursuant to the Funds' pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (I.E., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Funds). Market prices may also be deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Funds' net asset value that has affected, or is likely to affect, more


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

than minimally the net asset value per share of the Funds. Currently, the Funds fair value securities traded primarily on markets that close prior to the time as of which the Funds' net asset value is calculated whenever the Funds conclude that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.


When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Directors. In determining fair value, the Funds' pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be realized upon the sale of that security. The Funds' Board of Directors will review the Adviser's fair value determinations periodically. The values of the Funds' portfolio may change on days the Funds are closed and on which you are not able to purchase or sell your shares.


                           DIVIDENDS AND DISTRIBUTIONS


Dividends out of net investment income and capital gains, if any, will be paid annually for the Capital Value Fund. Dividends out of net investment income will be paid quarterly and capital gains, if any, will be paid annually for the Strategy Fund.You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at net asset value in additional shares of that Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares.You may change this election by notifying your broker or the Fund(s) in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that either Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.


                                 TAX INFORMATION


The Funds expect that distributions will consist primarily of investment company taxable income, net capital gains, and/or a return of capital. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such capital gains. Dividends out of net investment company taxable income and distributions of net short-term capital gains (i.e., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income except that qualified dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. However, as of the date of this prospectus, each Fund has a large capital loss carryforward that may be used to offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive distributions of, or pay taxes on, those capital gains. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.


                            MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Funds' financial statements and related notes are included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:


                                      INCOME FROM INVESTMENT OPERATIONS                        DISTRIBUTIONS
                                --------------------------------------------   ------------------------------------------
                                                    Net
                  Net Asset                     Realized and       Total
Period             Value,           Net         Unrealized         from             Net        Return
 Ended            Beginning     Investment      Gain (Loss) on  Investment      Investment       of            Total
April 30          of Period      Income(a)      Investments     Operations        Income       Capital      Distributions
--------          ---------      ---------      -----------     ----------        ------       -------      -------------
STRATEGY FUND
CLASS O
  2006                 $3.24          $0.06          $(0.56)         $(0.50)         $(0.06)        --         $(0.06)
  2005                  3.71           0.04           (0.40)          (0.36)          (0.08)    $(0.03)         (0.11)
  2004                  4.35           0.04           (0.55)          (0.51)          (0.13)        --          (0.13)
  2003                  4.17           0.06            0.29            0.35           (0.17)        --          (0.17)
  2002                  4.20           0.13           (0.04)           0.09           (0.12)        --          (0.12)

CLASS A
  2006                 $3.33          $0.06          $(0.58)         $(0.52)         $(0.05)        --         $(0.05)
  2005                  3.79           0.03           (0.40)          (0.37)          (0.06)    $(0.03)         (0.09)
  2004                  4.42           0.03           (0.58)          (0.55)          (0.08)        --          (0.08)
  2003                  4.17           0.05            0.29            0.34           (0.09)        --          (0.09)
  2002                  4.20           0.11           (0.03)           0.08           (0.11)        --          (0.11)

CLASS C
  2006                 $3.36          $0.04          $(0.58)         $(0.54)         $(0.02)        --         $(0.02)
  2005                  3.83           0.00*          (0.41)          (0.41)          (0.04)    $(0.02)         (0.06)
  2004                  4.46           0.00*          (0.58)          (0.58)          (0.05)        --          (0.05)
  2003                  4.21           0.02            0.28            0.30           (0.05)        --          (0.05)
  2002                  4.22           0.09           (0.02)           0.07           (0.08)        --          (0.08)



                                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                              ---------------------------------------------------------------------------
                                 Net Asset                      Net Assets
Period                            Value,                          End of           Net                          Portfolio
 Ended           Redemption       End of        Total             Period       Investment       Operating       Turnover
April 30           Fees(a)        Period       Return+          (in 000's)       Income        Expenses(b)        Rate
--------         ----------     ----------     -------          ----------     ----------      -----------      ---------
STRATEGY FUND
CLASS O
  2006               --          $2.68         (15.46)%          $ 7,566           2.19%           2.38%             30%
  2005            $0.00*          3.24          (9.77)            10,961           1.09            1.94               1
  2004               --           3.71         (11.85)(c)         14,008           1.04            2.09              58
  2003               --           4.35           8.22(c)          19,159           1.26            1.31               0
  2002               --           4.17           2.19             20,460           3.06            1.75              16

CLASS A
  2006               --          $2.76         (15.69)%          $ 1,593           1.91%           2.63%             30%
  2005            $0.00*          3.33          (9.74)             2,551           0.79            2.19               1
  2004               --           3.79         (12.52)(c)          4,553           0.74            2.34              58
  2003               --           4.42           8.09(c)          14,630           0.98            1.56               0
  2002               --           4.17           1.95             20,472           2.56            1.83              16

CLASS C
  2006               --          $2.80         (15.97)%          $   530           1.29%           3.38%             30%
  2005            $0.00*          3.36         (10.66)               431           0.09            2.95               1
  2004               --           3.83         (13.12)(c)            486           0.02            3.08              58
  2003               --           4.46           7.14(c)             621           0.32            2.21               0
  2002               --           4.21           1.61                104           2.04            2.73              16

-------------
+ Total investment returns exclude the effects of sales loads and assume reinvestment of dividends.

(a)   Based on average shares outstanding.

(b) The fund incurred interest expense during the year ended April 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.37%, 2.62%, and 3.37% for Class O, A, and C Shares, respectively.

(c) Total return excluding the effect of the reimbursements of investment losses from the Fund's Adviser and other service providers of $253,760 for the year ended April 30, 2003 was 7.48%, 7.11%, and 6.42% for Class O, A, and C Shares, respectively, and of $583,634 for the year ended April 30, 2004 was (13.75)%, (14.13)%, and (14.93)% for Class O, A, and C Shares,
      respectively.

*     Amount represents less than $0.005 per share.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:


                                         INCOME FROM INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                     -------------------------------------------    -----------------------------
                                                         Net
                      Net Asset         Net          Realized and       Total
Period                  Value,       Investment       Unrealized         from            Net
Ended                 Beginning        Income      Gain (Loss) on     Investment      Investment        Total         Redemption
April 30              of Period      (Loss)(a)       Investments      Operations        Income       Distributions     Fees(a)
--------              ---------      ---------     ---------------    ----------      ----------     -------------     -------
CAPITAL VALUE FUND
CLASS A
  2006                  $2.91          $0.05           $(0.58)         $(0.53)         $(0.05)         $(0.05)          $0.00*
  2005                   3.29           0.00*           (0.38)          (0.38)             --              --            0.00*
  2004                   4.25          (0.02)           (0.94)          (0.96)             --              --              --
  2003                   3.59           0.01             0.70            0.71           (0.05)          (0.05)             --
  2002                   3.34           0.06             0.34            0.40           (0.15)          (0.15)             --

CLASS B
  2006                  $2.84          $0.03           $(0.57)         $(0.54)         $(0.03)         $(0.03)          $0.00*
  2005                   3.24          (0.02)           (0.38)          (0.40)             --              --            0.00*
  2004                   4.22          (0.05)           (0.93)          (0.98)             --              --              --
  2003                   3.57          (0.03)            0.71            0.68           (0.03)          (0.03)             --
  2002                   3.33           0.03             0.34            0.37           (0.13)          (0.13)             --

CLASS C
  2006                  $2.72          $0.03           $(0.54)         $(0.51)         $(0.03)         $(0.03)          $0.00*
  2005                   3.10          (0.02)           (0.36)          (0.38)             --              --            0.00*
  2004                   4.04          (0.05)           (0.89)          (0.94)             --              --              --
  2003                   3.43          (0.03)            0.68            0.65           (0.04)          (0.04)             --
  2002                   3.20           0.03             0.33            0.36           (0.13)          (0.13)             --

CLASS R
  2006                  $2.90          $0.06           $(0.58)         $(0.52)         $(0.05)         $(0.05)          $0.00*
  2005                   3.28           0.01            (0.39)          (0.38)             --              --            0.00*
  2004                   4.23          (0.01)           (0.94)          (0.95)             --              --              --
  2003                   3.58           0.01             0.70            0.71           (0.06)          (0.06)             --
  2002                   3.34           0.15             0.25            0.40           (0.16)          (0.16)             --




                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                     ----------------------------------------------------------------------------------------------
                      Net Asset                  Net Assets                    Operating     Operating  Interest Expense
Period                  Value,                     End of          Net          Expenses      Expenses    and Dividends   Portfolio
 Ended                 End of         Total       Period       Investment       Before        Net of     on Securities    Turnover
April 30                Period       Return(b)   (in 000's)    Income (Loss)   Waivers(c)    Waivers(c)    Sold Short        Rate
--------              --------       ---------   ----------    -------------   ----------    ----------   ----------      ---------
CAPITAL VALUE FUND
CLASS A
  2006                  $2.33         (18.35)%     $32,873         2.08%          2.20%         2.20%        0.25%              0%
  2005                   2.91         (11.55)       54,025         0.08           1.81          1.81         0.25               0
  2004                   3.29         (22.59)       75,628        (0.64)          1.97          1.97         0.17              66
  2003                   4.25          19.49       105,679         0.16           1.70          1.70         0.16               7
  2002                   3.59          12.18        47,547         1.63           1.94          1.75         0.10               0

CLASS B
  2006                  $2.27         (19.02)%      $2,371         1.28%          2.96%         2.96%        0.25%              0%
  2005                   2.84         (12.35)        5,397        (0.69)          2.56          2.56         0.25               0
  2004                   3.24         (23.22)        9,381        (1.32)          2.67          2.67         0.17              66
  2003                   4.22          18.89        23,485        (0.57)          2.46          2.45         0.17               7
  2002                   3.57          11.31        12,843         0.82           2.70          2.51         0.10               0

CLASS C
  2006                  $2.18         (18.74)%      $7,737         1.32%          2.95%         2.95%        0.25%              0%
  2005                   2.72         (12.26)       13,497        (0.67)          2.56          2.56         0.25               0
  2004                   3.10         (23.27)       19,171        (1.38)          2.71          2.71         0.17              66
  2003                   4.04          18.66        26,044        (0.65)          2.47          2.47         0.18               7
  2002                   3.43          11.33         5,468         0.86           2.69          2.50         0.10               0

CLASS R
  2006                  $2.33         (17.90)%         $25         2.31%          1.95%         1.95%        0.25%              0%
  2005                   2.90         (11.59)           51         0.31           1.58          1.58         0.25               0
  2004                   3.28         (22.46)           74        (0.29)          1.66          1.66         0.17              66
  2003                   4.23          19.43           202         0.30           1.50          1.50         0.20               7
  2002                   3.58          12.16             9         4.10           1.75          1.56         0.11               0

----------------
(a)   Based on average shares outstanding.

(b) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends.

(c) For the year ended April 30, 2006, the effect of the custodian fee credits was minimal.

  *   Amount represents less than $0.005 per share.


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                                                                              29

                      This page intentionally left blank.

--------------------------------------------------------------------------------
                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?


The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

      o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.


      o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.


WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?


We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248.The Commission often posts information about its regulations on its website, WWW.SEC.GOV.


WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?


We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              COMSTOCK FUNDS, INC.
                             COMSTOCK STRATEGY FUND
                          COMSTOCK CAPITAL VALUE FUND

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                              Comstock Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                www.gabelli.com
--------------------------------------------------------------------------------


You can review and/or copy the Funds' prospectus, annual/semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


      o     Free from the Funds' website at www.gabelli.com.


      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by calling 202-551-8090.


      o Free from the EDGAR Database on the Commission's website at www.sec.gov.

(Investment Company Act File No. 811-5502)

--------------------------------------------------------------------------------